UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2005

NET 1 UEPS TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Florida	000-31203	65-0903895
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

President Place, 4th Floor, Cnr. Jan Smuts Avenue and Bolton Road
Rosebank, Johannesburg, South Africa
(Address of principal executive offices) (ZIP Code)

Registrant’s telephone number, including area code: 011-27-11-343-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.03   Material Modification to Rights of Security Holders

               On June 13, 2005, Net 1 UEPS Technologies, Inc. (the “Company”) effected a one-for-six reverse stock split of its capital stock. Pursuant to Section 607.10025 of the Florida Statutes, the reverse stock split was not subject to the approval of the Company’s shareholders.

               Pursuant to the reverse stock split, each holder of the Company’s common stock on the date of effectiveness of the reverse stock split received one share of common stock for every six shares of common stock held by such person, and each holder of the Company’s special convertible preferred stock on the date of effectiveness of the reverse stock split received one share of special convertible preferred stock for every six shares of special convertible preferred stock held by such person. No fractional shares of common stock or special convertible preferred stock were issued as a result of the reverse stock split. In lieu thereof, each holder of record of common stock and special convertible preferred stock who would otherwise be entitled to receive a fractional share received one whole share of common stock or special convertible preferred stock.

               As a result of the reverse stock split, the Company’s authorized capital stock was reduced from 500,000,000 shares of common stock, par value $0.001 per share, and 300,000,000 shares of preferred stock, par value $0.001 per share, to 83,333,333 shares of common stock, par value $0.001 per share, and 50,000,000 shares of preferred stock, par value $0.001 per share.

               The Company’s new CUSIP number is 64107N206.

               On June 13, 2005, the Company issued a press release announcing the effectiveness of the reverse stock split. The press release is attached to this Current Report on Form 8-K as an exhibit and incorporated herein by reference.

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

               On June 13, 2005, the Company filed Articles of Amendment to its Articles of Incorporation with the Florida Secretary of State to effect the reverse stock split. The Articles of Amendment are attached to this Current Report on Form 8-K as an exhibit and are incorporated herein by reference.

Item 9.01.  Financial Statements and Exhibits.

(a)	Exhibits.

	3.3	Articles of Amendment to Articles of Incorporation of the Company.

	99.1	Press Release, dated June 13, 2005, announcing the reverse stock split.

SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET 1 UEPS TECHNOLOGIES, INC.

Date: June 13, 2005	By:	/s/ Serge Belamant
Serge C.P. Belamant
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

3.3	Articles of Amendment to Articles of Incorporation of the Company.

99.1	Press Release, dated June 13, 2005, announcing the reverse stock split.